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                                                                   Exhibit 24
                                                                   ----------



                               POWER OF ATTORNEY

        Each person whose signature appears below constitutes and appoints Robert L. Peterson and Lonnie O. Grigsby, and each of them, such person's true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement and to sign any and all additional registration statements relating to the same offering of securities as this Registration Statement that are filed prusuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON NOVEMBER 20, 1995.

              SIGNATURE                                  TITLE
              ---------                                  -----

      /s/  ROBERT L. PETERSON                     Chairman of the Board,
------------------------------------      President and Chief Executive Officer
           Robert L. Peterson                 (principal executive officer)
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       /s/ LARRY SHIPLEY               Executive Vice President -- Corporate
--------------------------------       Development (principal financial officer)
           Larry Shipley

      /s/ CRAIG J. HART                Vice President and Controller (principal
--------------------------------       accounting officer)
          Craig J. Hart

     /s/ RICHARD L. BOND               Director
--------------------------------
         Richard L. Bond

     /s/ JOHN S. CHALSTY               Director
--------------------------------
         John S. Chalsty

     /s/ ALEC P. COURTELIS             Director
--------------------------------
         Alec P. Courtelis

     /s/ WENDY L. GRAMM                Director
--------------------------------
         Wendy L. Gramm

     /s/ DAVID C. LAYHEE               Director
--------------------------------
         David C. Layhee

     /s/ EUGENE D. LEMAN               Director
--------------------------------
         Eugene D. Leman

     /s/ JOANN R. SMITH                Director
--------------------------------
         JoAnn R. Smith

     /s/ DALE C. TINSTMAN              Director
--------------------------------
        Dale C. Tinstman